Earnings Conference Call 2 Quarter 2008 July 23, 2008 EXHIBIT 99.2 nd

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and
Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial
Statements and Supplementary Data: Note 19; (2) Exelon’s Second Quarter 2008 Quarterly
Report on Form 10-Q (to be filed on July 23, 2008) in (a) Part II, Other Information, ITEM 1A.
Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and
(3) other factors discussed in filings with the Securities and Exchange Commission by Exelon
Corporation, Exelon Generation Company, LLC, Commonwealth Edison Company, and PECO
Energy Company (Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.  None of the
Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the Companies. Please refer to the attachments to the earnings release and the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

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$1.77
$1.74
$0.33
$0.23
$0.07
$0.12
2007 2008
$0.87
$1.01
$0.14
$0.09
$0.06
$0.05
2007 2008
Exelon Operating EPS
$1.13
HoldCo/Other
ExGen
PECO
ComEd
2nd Quarter (Q2)
$2.06
$1.03
Year-to-Date (YTD)
Exelon’s increase in Q2 2008 earnings was driven by higher earnings at Generation, partially offset by lower earnings at PECO
Refer to Earnings Release Attachments for additional details on Q2 earnings and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS.
$1.03 $1.13
$2.05 $2.01
$2.10
GAAP EPS

Exelon Generation Operating EPS
Contribution
2Q YTD
$0.87
$1.01
$1.74
$1.77
2008
2007
Key Drivers – Q2 ’08 vs. Q2 ’07*
Higher nuclear output and wholesale
energy margins – $0.09
Proprietary trading activities – $0.04
Uranium contract settlement – $0.04
Inflationary pressures on labor and
contracting – ($0.01)
Other, including higher depreciation
and amortization and interest expense
– ($0.02)
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS

6

Market Price Snapshot
Rolling 12 months, as of July 18, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak
Forward Prices
Ni-Hub On-Peak Implied Heat Rate
2010
2009
2009 PJM-West
2010 PJM-West
2010 Ni-Hub
2009 Ni-Hub
2009
2010
PJM-West On-Peak Implied Heat Rate
2009
2010
7.7
8.2
8.7
9.2
9.7
10.2
10.7
11.2
11.7
12.2
12.7
7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08
8.8
9
9.2
9.4
9.6
9.8
10
10.2
10.4
7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08
60
70
80
90
100
110
7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08
6
6.5
7
7.5
8
8.5
7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08

7

Market Price Snapshot
2009
2010
2009
2010
Rolling 12 months, as of July 18, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
2009
2010
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North ATC Forward Prices
ERCOT North ATC v. Houston Ship Channel
Implied Heat Rate
7.5
8
8.5
9
9.5
10
10.5
11
11.5
12
12.5
7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08
60
65
70
75
80
85
90
7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08
6.8
7
7.2
7.4
7.6
7.8
8
8.2
8.4
7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08

2Q YTD
Key Drivers – Q2 ’08 vs. Q2 ’07*
Weather – ($0.02)
Storm costs – ($0.01)
Inflationary pressures on labor and
contracting – ($0.01)
Transmission revenue – $0.02
Other – $0.01
ComEd Operating EPS Contribution
2008 2007
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS
$0.06
$0.05
$0.12
$0.07

2Q YTD
PECO Operating EPS Contribution
Key Drivers – Q2 ’08 vs. Q2 ’07*
Uncollectible accounts expense –
($0.05)
CTC amortization – ($0.02)
Taxes other than income – $0.01
Other – $0.01
2008 2007
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS
$0.14
$0.09
$0.23
$0.33

Financial Take-Aways from the Quarter
Q2 operating results of $1.13/share indicative of strong Generation fundamentals:
Exceptional nuclear operations – 95.8% capacity factor
Higher average realized energy margins
O&M and capital on plan for the year, but facing inflationary pressures
Strong cash flows from operations
(1)
- approximately $5 billion in 2008
Balance sheet and credit ratings are strong – ample liquidity
Reaffirming 2008 operating guidance of $4.00-$4.40/share
Strong Generation performance expected to offset slower load growth and higher reserves for uncollectible accounts at utilities
Expect Q3 2008 to be 26% to 29% of full year earnings
Q2 2008 was another solid quarter, keeping us on track for the year
Refer to Earnings Release Attachments for additional details on Q2 earnings and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(1) Primarily includes net cash flows provided by operating activities, excluding counterparty collateral activity, and including net cash flows used in investing activities other than capital expenditures.

11 Appendix

ComEd Rate Case Update
Comparison of ComEd’s revenue increase of $345 million
(1)
to ALJ
Proposed Order of $218 million:
$218
656
331
356
$6,150
10.30% ROE /
45.04% Equity
ALJ
Proposed Order
(7/10/08)
($23)
($92) $6,951 Rate Base
($2) 358 Depreciation and Amortization
($127)
($2)
($8)
Impact on
Proposed
Revenue
Increase
$345 Proposed Revenue Increase
658 Other O&M Expenses
339 A&G Expenses
10.75% ROE /
45.04% Equity
ROE/Cap Structure
ComEd Position
(1)
($ in millions)
(Docket No. 07-566)
ICC decision is expected in mid-September
(1) Reflects ComEd position if the Illinois Commerce Commission does not accept the stipulation.

Q2 GAAP EPS Reconciliation
$1.03 - $0.14 $0.04 $0.85 Q2 2007 GAAP Earnings (Loss) Per Share
$1.03 ($0.04) $0.14 $0.06 $0.87 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.02) - - (0.02) - 2007 Illinois Electric Rate Settlement
0.04 0.04 - - - Investments in synthetic fuel-producing facilities
(0.02) - - - (0.02) Mark-to-market adjustments from economic hedging activities
Exelon Other PECO ComEd ExGen Three Months Ended June 30, 2007
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.
$1.13 - $0.09 $0.05 $0.99 Q2 2008 GAAP Earnings (Loss) Per Share
$1.13 $(0.02) $0.09 $0.05 $1.01 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.07) - - - (0.07) 2007 Illinois Electric Rate Settlement
0.09 0.02 - - 0.07 Mark-to-market adjustments from economic hedging activities
(0.02) - - - (0.02) Unrealized gains and losses related to nuclear decommissioning trust funds
Exelon Other PECO ComEd ExGen Three Months Ended June 30, 2008

YTD GAAP EPS Reconciliation
(0.02) - - (0.02) - 2007 Illinois Electric Rate Settlement
0.01 - - - 0.01 Investments in Synthetic Fuel-Producing Facilities
$2.05 - $0.33 $0.05 $1.67 YTD 2007 GAAP Earnings (Loss) Per Share
$2.10 $(0.07) $0.33 $0.07 $1.77 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
0.01 - - - 0.01 Sale of Generation's investments in TEG and TEP
$0.07 $0.07 - - - Investments in synthetic fuel-producing facilities
(0.12) - - - (0.12) Mark-to-market adjustments from economic hedging activities
Exelon Other PECO ComEd ExGen Six Months Ended June 30, 2007
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.
$2.01 $0.01 $0.23 $0.12 $1.65 YTD 2008 GAAP Earnings (Loss) Per Share
2.06 $(0.03) $0.23 $0.12 $1.74 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.14) - - - (0.14) 2007 Illinois Electric Rate Settlement
0.17 0.04 - - 0.13 Mark-to-market adjustments from economic hedging activities
(0.08) - - - (0.08) Unrealized gains and losses related to nuclear decommissioning trust funds
Exelon Other PECO ComEd ExGen Six Months Ended June 30, 2008